Exhibit 10.21
FOURTH AMENDMENT TO THE PRODUCTION SHARING CONTRACT FOR BLOCK G, OFFSHORE REPUBLIC OF EQUATORIAL GUINEA

This Fourth Amendment to the Production Sharing Contract for Block G, offshore Republic of Equatorial Guinea (this "Amendment") is entered into in Malabo, Republic of Equatorial Guinea on the 1st day of February, 2019 (the "Fourth Amendment Date"), between Kosmos-Trident Equatorial Guinea, Inc., a Cayman Islands company ("KTEGI"), Kosmos Equatorial Guinea, Inc., a Cayman Islands company ("KEGI"), Tullow Equatorial Guinea Limited, an Isle of Man company ("Tullow"), and the Republic of Equatorial Guinea (the "STATE") as represented by the Ministry of Mines and Hydrocarbons (the "MINISTRY"). KTEGI, KEGI and Tullow are hereinafter collectively referred to as the ("CONTRACTOR") and the CONTRACTOR and the STATE are sometimes, depending on the context, hereinafter individually referred to as a "Party" and collectively as the "Parties."
WHEREAS, the STATE represented by the Ministry of Mines and Hydrocarbons, KTEGI and Tullow are parties to the Production Sharing Contract for Block "G", offshore Republic of Equatorial Guinea, signed on 26 March 1997, with an effective date of 14 April 1997, as amended on 1 January 2000, 15 December 2005 and 22 October 2017 (the "Contract");
WHEREAS, pursuant to Article 6.l(e) of the Contract and with prior notification to the Ministry of Mines and Hydrocarbons, the following assignment has been made to take effect as of 1 January 2019 (the "Effective Date"): the assignment by KTEGI of a forty decimal three seven five percent (40.375%) equity participating interest, which is burdened by a forty two decimal five percent (42.50%) paying interest, in the rights and obligations in the Contract to KEGI, its Affiliated Company(the "Assignment") The remaining interest will be retained by KTEGI, which shall be renamed Trident Equatorial Guinea, Inc. ("TEGI") after the Effective Date;
WHEREAS, following the Assignment:

(A)    Kosmos-Trident International Petroleum, Inc. ("KTIPI”) (KEGI's and TEGI's parent company) will transfer its interest in KEGI to Kosmos Energy Equatorial Guinea ("Kosmos EG") via its parent company; and
(B)Kosmos EG will return its ownership (50% of the issued shares) in KTIPI back to KTIPI, following which KTEGI will be a wholly owned subsidiary of Trident Energy EG Operations, Ltd. (together the "Reorganisation"),
(together the Assignment and the Reorganisation being the "Unwind"); and
WHEREAS, the Parties agreed to modify the Contract to reflect the Assignment as well as other various related matters.
NOW THEREFORE, in consideration of the terms and conditions set forth herein, the Parties hereby agree as follows:

Exhibit 10.21

Article 1 Scope

Except as modified herein, the terms of the Contract shall remain valid and in full force and effect.

Article 2 Participating Interests

The equity percentage interest and paying interest held by the Parties as of the Effective Date are as follows:

PARTY	EQUITY PARTICIPATING INTEREST	PAYING INTEREST
STATE	Five percent (5%)	Zero percent (0%)
KTEGI (TEGI)	Forty decimal three seven five percent (40.375%)	Forty-two decimal five percent (42.5%)
KEGI	Forty decimal three seven five percent (40.375%)	Forty-two decimal five percent (42.5%)
TULLOW	Fourteen decimal two five percent (14.25%)	Fifteen percent (15%)
The Parties agree that KTEGI shall remain as Operator under the Contract.
As from the Effective Date all references in the Contract to KTEGI shall be amended to TEGI, and all references to Kosmos-Trident Equatorial Guinea, Inc. shall be amended to TEGI.

Article 3 Notices

As from the Effective Date, the Notice provisions of the Contract in Article 15.1 are amended to add KEGI as a Party, KEGI's contact details being hereby added as follows:
Kosmos Equatorial Guinea, Inc.
c/o Walkers Corporate Limited Cayman Corporate Centre
27 Hospital Road
George Town, Grand Cayman KYI-9008 Cayman Islands
Attn: General Counsel

Exhibit 10.21

Article 4 Tax

4.1    The Parties agree that the Unwind is not subject to any form of taxation, levies or fees which would be required to be paid by CONTRACTOR and that no taxable gain or taxable loss arises from the Unwind.

4.2KEGI and TEGI will each have 50% of KTEGI's pre-Unwind tax basis of the assets and Contract rights and obligations transferred.

4.3    The Unwind will not result in any loss of rights or change in position for the CONTRACTOR under any agreement with the Republic of Equatorial Guinea, including under the Settlement Agreement between the Republic of Equatorial Guinea, Kosmos Trident Equatorial Guinea, Inc. and Tullow Equatorial Guinea Limited dated 22 October 2017.

KTEGI shall be fully responsible for all fiscal obligations and any other such obligations which occurred prior to the Unwind Effective Date. After the Effective Date TEGI and KEGI will each be audited separately, each shall receive its own separate notifications, separate subsequent audit reports and each shall file its own separate audit responses.

Article 5
Transfer to Affiliated Company

5.1    The Parties agree that the Unwind constitutes transfers between Affiliated Companies (as defined in the Contract) pursuant to Article 6.1(e) of the Contract.

5.2Furthermore, the Parties agree that the Unwind is not subject to the provisions of Articles 102-105 of the Hydrocarbons Law No.8/2006 of 3 November of the Republic of Equatorial Guinea.

Article 6 Miscellaneous
6.1    Each of the Parties shall carry out all acts and measures as shall be necessary to fully perform and carry out this Amendment.
6.2    This Amendment constitutes the entire agreement among the Parties and may not be amended or modified except by a written document signed by the Parties. In the event of any conflict between the provisions of this Amendment and the Contract with

Exhibit 10.21
respect to the subject matter hereof, the provisions of this Amendment shall prevail.
6.3This Amendment shall inure to the benefit of and be binding upon the successors and assignees of the Parties.
6.4    This Amendment shall become effective and shall have the force of law with effect as of the Effective Date.
6.5This Amendment is written and signed in eight (8) copies, four (4) in Spanish and four
(4) in English that shall constitute a single signed original. In the event of a conflict over the interpretation or implementation of the contents of this Amendment, the Spanish text shall prevail.
6.6In the event of a dispute arising out of or related to the interpretation or meaning of this Amendment, the Consultation and Arbitration provisions of Article XIII of the Contract and the applicable law under Article XVI of the Contract shall apply.

Exhibit 10.21
IN WITNESS WHEREOF, the Parties hereto execute this Amendment on the day and year indicated below.

FOR THE REPUBLIC OF EQUATORIAL GUINEA: THE MINISTRY OF MINESAND HYDROCARBONS OF THE REPUBLIC OF EQUATORIAL GUINEA
/s/ Gabriel M. Obiang Lima
Name:	Gabriel M. Obiang Lima
Title:	Minister of Mines and Hydrocarbons
Date:	February 1, 2019

THE MINISTRY OF FINANCE, ECONOMY AND PLANNING OF THE REPUBLIC OF EQUATORIAL GUINEA IN RELATION TO ARTICLE 4 HEREIN FOR PURPOSES OF ARTICLE 29 OF THE GENERAL TAX LAW
/s/ Lucas Abaga Nchama
Name:	Lucas Abaga Nchama
Title:	Minister of Finance, Economy and Planning
Date:	February 1, 2019

FOR THE CONTRACTOR: KOSMOS-TRIDENT EQUATORIAL GUINEA, INC.
/s/ Franck Poli
Name:	Franck Poli
Title:	Director
Date:	February 1, 2019

KOSMOS EQUATORIAL GUINEA, INC.
/s/ Neal Shah
Name:	Neal Shah
Title:	Director
Date:	February 1, 2019

TULLOW EQUATORIAL GUINEA LIMITED
/s/ Adam Holland
Name:	Adam Holland
Title:	Director
Date:	February 1, 2019

Exhibit 10.21